MERRILL LYNCH
MICHIGAN
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Michigan
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #16561 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Michigan Municipal Bond Fund            January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
During the six months ended January 31, 1998, we gradually adopted a more constructive outlook for the tax-exempt bond market. Our earlier defensive structure for the Fund was established based on concerns that the strong domestic economic growth seen through mid-1997 would continue into 1998. We believed that such strength would eventually cause the Federal Reserve Board to raise interest rates to ensure that excessive economic growth would not generate inflationary pressures. However, as the Asian financial market turmoil developed in late October 1997 and as US inflation continued to decline, we began to adopt a more positive outlook. It is likely that US economic growth in 1998 will slow as a result of the Asian economic contraction. Additionally, until the Asian financial crisis is resolved or US inflation surges, the Federal Reserve Board is likely to maintain a stable interest rate environment.

Our ability to make desired portfolio investments over the last six months has been difficult, despite the surge in Michigan new-issue supply. For the six months ended January 31, 1998, Michigan municipalities issued over $2.3 billion in tax-exempt securities, an increase of over 40% compared to the same period last year. Michigan issuance has been significantly above national levels as municipalities rushed at year-end to refinance existing high-coupon debt with currently low interest rates. However, these issues were mainly structured to attract individual retail investors. Therefore, they have been primarily issued as par bonds that would not have provided the necessary interest rate sensitivity we have sought.

We expect to maintain our current positive view regarding the municipal bond market going forward into 1998. Should the Asian market correction intensify and negatively impact US economic growth, we will likely adopt a more aggressive approach toward the municipal bond market, since we would expect that interest rates will decline in response to these developments. Over the six months ended January 31, 1998, the Fund has been fully invested. Michigan issuance for 1998 is expected to be similar to that in 1997, with the majority of new underwritings continuing to be dominated by retail-oriented bonds. In the coming months, we expect to maintain the Fund's fully invested position in order to seek to continually enhance income to shareholders.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Michigan
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

March 4, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                                    12 Month         3 Month
                                                       1/31/98        10/31/97        1/31/97       % Change        % Change

Class A Shares*                                       $10.40          $10.26          $10.05          +3.48%         +1.36%
Class B Shares*                                        10.40           10.26           10.05          +3.48          +1.36
Class C Shares*                                        10.40           10.26           10.05          +3.48          +1.36
Class D Shares*                                        10.39           10.25           10.04          +3.49          +1.37
Class A Shares -- Total Return*                                                                       +8.79(1)       +2.58(2)
Class B Shares -- Total Return*                                                                       +8.24(3)       +2.45(4)
Class C Shares -- Total Return*                                                                       +8.13(5)       +2.42(6)
Class D Shares -- Total Return*                                                                       +8.69(7)       +2.56(8)
Class A Shares -- Standardized 30-day Yield             3.96%
Class B Shares -- Standardized 30-day Yield             3.62%
Class C Shares -- Standardized 30-day Yield             3.51%
Class D Shares -- Standardized 30-day Yield             3.87%

  *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.511 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.459 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.111 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.448 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.501 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.121 per share ordinary income dividends.






Performance Summary -- Class A Shares

                                    Net Asset Value               Capital Gains
Period Covered                Beginning         Ending             Distributed          Dividends Paid*        % Change**

1/29/93 -- 12/31/93        $10.00               $10.52                 --                  $0.545                +10.87%
1994                        10.52                 9.24                 --                   0.524                - 7.29
1995                         9.24                10.29                 --                   0.541                +17.59
1996                        10.29                10.10                 --                   0.529                + 3.47
1997                        10.10                10.37                 --                   0.516                + 8.01
1/1/98 -- 1/31/98           10.37                10.40                 --                   0.033                + 0.69
                                                                                     Total $2.688
                                                                         Cumulative total return as of 1/31/98:  +36.00%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                    Net Asset Value               Capital Gains
Period Covered                Beginning         Ending             Distributed          Dividends Paid*        % Change**

1/29/93 -- 12/31/93        $10.00               $10.53                 --                  $0.497                +10.46%
1994                        10.53                 9.24                 --                   0.474                - 7.85
1995                         9.24                10.29                 --                   0.490                +16.99
1996                        10.29                10.10                 --                   0.477                + 2.94
1997                        10.10                10.37                 --                   0.464                + 7.47
1/1/98 -- 1/31/98           10.37                10.40                 --                   0.030                + 0.65
                                                                                     Total $2.432
                                                                         Cumulative total return as of 1/31/98:  +32.58%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                    Net Asset Value               Capital Gains
Period Covered                Beginning         Ending             Distributed          Dividends Paid*        % Change**

10/21/94 -- 12/31/94       $9.44                $9.24                  --                  $0.090                - 1.15%
1995                        9.24                10.29                  --                   0.479                +16.87
1996                       10.29                10.10                  --                   0.467                + 2.83
1997                       10.10                10.36                  --                   0.453                + 7.25
1/1/98 -- 1/31/98          10.36                10.40                  --                   0.029                + 0.73
                                                                                     Total $1.518
                                                                         Cumulative total return as of 1/31/98:  +28.35%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                                    Net Asset Value               Capital Gains
Period Covered                Beginning         Ending             Distributed          Dividends Paid*        % Change**

10/21/94 -- 12/31/94       $9.44                $9.24                  --                  $0.101                - 1.03%
1995                        9.24                10.29                  --                   0.531                +17.47
1996                       10.29                10.09                  --                   0.518                + 3.26
1997                       10.09                10.36                  --                   0.505                + 7.91
1/1/98 -- 1/31/98          10.36                10.39                  --                   0.033                + 0.68
                                                                                     Total $1.688
                                                                         Cumulative total return as of 1/31/98:  +30.43%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                             % Return Without       % Return With
                               Sales Charge         Sales Charge**
Class A Shares*
Year Ended 12/31/97               +8.01%                +3.69%
Inception (1/29/93)
through 12/31/97                  +6.30                 +5.42

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                % Return              % Return
                              Without CDSC          With CDSC**
Class B Shares*
Year Ended 12/31/97               +7.47%                +3.47%
Inception (1/29/93)
through 12/31/97                  +5.76                 +5.76

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return              % Return
                              Without CDSC          With CDSC**
Class C Shares*
Year Ended 12/31/97               +7.25%                +6.25%
Inception (10/21/94)
through 12/31/97                  +7.88                 +7.88

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                             % Return Without       % Return With
                               Sales Charge         Sales Charge**
Class D Shares*
Year Ended 12/31/97               +7.91%                +3.59%
Inception (10/21/94)
through 12/31/97                  +8.44                 +7.06

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Michigan Municipal Bond Fund                                                                    January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

S&P               Moody's       Face                                                                                 Value
Ratings           Ratings      Amount                           Issue                                              (Note 1a)


Michigan -- 92.5%
AA+               Aa2          $1,000     Breitung Township, Michigan, School District, Refunding, UT, 6.30%
                                          due 5/01/2019                                                               $1,084
AAA               Aaa           2,500     Brighton, Michigan, Area School District Refunding Bonds, UT, Series II,
                                          4.90%** due 5/01/2015 (d)                                                    1,068
A                 A3            1,000     Detroit, Michigan, Local Development Finance Authority, Refunding, Senior
                                          Series A, 5.375% due 5/01/2021                                               1,014
AAA               Aaa           2,500     Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series A, 5% due
                                          7/01/2027 (b)                                                                2,443
                                          Detroit, Michigan, Water Supply System Revenue Bonds:
AAA               Aaa           2,900     INFLOS, 6.375% due 7/01/2022 (c)(f)                                          3,447
AAA               Aaa           1,500     Series A, 5% due 7/01/2027 (b)                                               1,466
BBB               Baa1          2,000     Dickinson County, Michigan, Economic Development Corp., Solid Waste
                                          Disposal Revenue Refunding Bonds (Champion International), 6.55% due
                                          3/01/2007                                                                    2,139
AAA               Aaa           1,500     Ferndale, Michigan, UT, Series III, 5% due 4/01/2016 (b)                     1,491
                                          Grand Ledge, Michigan, Public Schools District, UT (b):
AAA               Aaa           2,500     6.60% due 5/01/2004 (e)                                                      2,868
AAA               Aaa           1,500     Refunding, 5.375% due 5/01/2024                                              1,530
AAA               Aaa           3,000     Grand Traverse County, Michigan, Hospital Finance Authority, Hospital
                                          Revenue Refunding Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022
                                          (d)                                                                          3,266
AA+               Aa2           4,000     Haslett, Michigan, Public School District, Refunding, UT, 6.625% due
                                          5/01/2019                                                                    4,398
AAA               Aaa           2,000     Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                                          Refunding and Improvement Bonds (Bronson Methodist), Series A, 6.375% due
                                          5/15/2017 (b)                                                                2,208
A1                VMIG1+          300     Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT,
                                          Series XII-D, 3.60% due 10/01/2015 (a)(d)                                      300
AAA               Aaa           1,000     Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan
                                          Program -- Marquette Building), Series D, 6.75% due 5/01/2021 (d)            1,092
AA+               Aa1           1,000     Michigan Municipal Bond Authority Revenue Bonds (State Revolving Fund),
                                          Series A, 6.55% due 10/01/2002 (e)                                           1,121
                                          Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local
                                          Government Loan Program), Series G (d):
AAA               Aaa           2,000     5.03%** due 5/01/2019                                                          682
AAA               Aaa           1,855     5.03%** due 5/01/2020                                                          601
AA-               NR*           2,000     Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                          6.60% due 4/01/2012                                                          2,129
                                          Michigan State, HDA, S/F Mortgage Revenue Bonds:
AA+               NR*             755     AMT, Series B, 7.05% due 6/01/2026                                             814
AA+               NR*           3,335     Refunding, AMT, Series D, 6.85% due 6/01/2026                                3,577
AA+               NR*           2,150     Series A, 6.50% due 12/01/2017                                               2,289
AA+               NR*           2,255     Series B, 6.95% due 12/01/2020                                               2,389
                                          Michigan State Hospital Finance Authority Revenue Bonds:
AAA               Aaa           2,000     (Mercy Health Services), Series Q, 5.375% due 8/15/2026 (d)                  2,030
A                 A2            3,500     Refunding (Detroit Medical Center Obligation Group), Series A, 6.50% due
                                          8/15/2018                                                                    3,805
AA-               Aa3           1,330     Refunding (Mercy Health Services), Series S, 5.50% due 8/15/2020             1,368
AAA               Aaa           3,000     (Saint John Hospital and Medical Center), Series A, 5.25% due 5/15/2026
                                          (d)                                                                          3,002
                                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
AAA               Aaa           2,000     Refunding (Detroit Edison Co. Project), 6.875% due 12/01/2021 (c)            2,201
A                 A1            1,250     Refunding (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006            1,479
A-                Baa1          1,000     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                  1,084
NR*               VMIG1+          100     Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                                          (Grayling Generating Project), VRDN, AMT, 3.60% due 1/01/2014 (a)              100
AAA               Aaa           2,435     Michigan State University, General Revenue Bonds, Series A, 5% due
                                          2/15/2026 (d)                                                                2,388
NR*               Aaa           1,000     Reeths-Puffer, Michigan Schools Refunding Bonds, UT, 5% due 5/01/2025 (c)      981
AA-               Aa3           1,785     Royal Oak, Michigan, Hospital Finance Authority, Revenue Refunding Bonds
                                          (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                  1,938
AAA               Aaa           1,000     Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding
                                          (Detroit Edison), Collateral Series AA, 6.40% due 8/01/2024 (d)              1,136
AAA               Aaa           1,250     School Craft, Michigan, Community School District, UT, 5.375% due 5/01/2026
                                          (c)                                                                          1,276
AAA               Aaa           2,300     Three Rivers, Michigan, Community Schools Building and Site, UT, 6% due
                                          5/01/2023 (b)                                                                2,497
A1+               VMIG1+        1,200     University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                                          3.70% due 12/01/2027 (a)                                                     1,200
                                          Western Michigan University, General Revenue Bonds (c):
AAA               Aaa           1,500     6.125% due 11/15/2002 (e)                                                    1,660
AAA               Aaa           2,500     Refunding, 5.125% due 11/15/2022                                             2,488
AAA               Aaa           2,000     Ypsilanti, Michigan, School District Refunding Bonds, UT, 5.375% due
                                          5/01/2026 (c)                                                                2,041

Puerto Rico -- 6.1%
                                          Puerto Rico, Commonwealth Refunding Bonds (Public Improvement):
AAA               Aaa           1,000     5.375% due 7/01/2021 (b)                                                     1,030
A                 Baa1          1,950     4.50% due 7/01/2023                                                          1,782
AAA               Aaa           2,150     Puerto Rico Electric Power Authority, Series AA, 5.375% due 7/01/2027 (b)    2,218
                                                                                                                   ---------

Total Investments (Cost -- $75,744) -- 98.6%                                                                          81,120

Other Assets Less Liabilities -- 1.4%                                                                                  1,123
                                                                                                                   ---------
Net Assets -- 100.0%                                                                                                 $82,243
                                                                                                                   =========

(a) The interest rate is subject to change periodically based upon prevailing market rates.  The interest rate shown is the rate in effect at January 31, 1998.
(b) MBIA Insured.
(c) FGIC Insured.
(d) AMBAC Insured.
(e) Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates.  The interest rate shown is the rate in effect at January 31, 1998.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  + Highest short-term rating by Moody's Investors Service, Inc.


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Michigan Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
HDA     Housing Development Authority
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:            Investments, at value (identified cost -- $75,744,015) (Note 1a)                              $81,119,744
                   Cash                                                                                                  776
                   Receivables:
                   Securities sold                                                              $2,469,195
                   Interest                                                                      1,020,845
                   Beneficial interest sold                                                        188,688         3,678,728
                                                                                              ------------
                   Deferred organization expenses (Note 1e)                                                            4,906
                   Prepaid expenses and other assets                                                                   1,441
                                                                                                                ------------
                   Total assets                                                                                   84,805,595
                                                                                                                ------------

Liabilities:       Payables:
                   Securities purchased                                                          2,221,073
                   Beneficial interest redeemed                                                    145,781
                   Dividends to shareholders (Note 1f)                                              57,623
                   Investment adviser (Note 2)                                                      38,529
                   Distributor (Note 2)                                                             28,608         2,491,614
                                                                                              ------------
                   Accrued expenses and other liabilities                                                             71,122
                                                                                                                ------------
                   Total liabilities                                                                               2,562,736
                                                                                                                ------------

Net Assets:        Net assets                                                                                    $82,242,859
                                                                                                                ============

Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized                                                                                $122,660
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                                 618,001
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                                  15,976
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                                  34,197
                   Paid-in capital in excess of par                                                               79,796,747
                   Accumulated realized capital losses on investments -- net (Note 5)                             (3,691,222)
                   Accumulated distributions in excess of realized capital gains on
                   investments -- net (Note 1f)                                                                      (29,229)
                   Unrealized appreciation on investments -- net                                                   5,375,729
                                                                                                                ------------
                   Net assets                                                                                    $82,242,859
                                                                                                                ============

Net Asset Value:   Class A -- Based on net assets of $12,756,416 and 1,226,604 shares
                   of beneficial interest outstanding                                                                 $10.40
                                                                                                                ============
                   Class B -- Based on net assets of $64,270,925 and 6,180,009 shares
                   of beneficial interest outstanding                                                                 $10.40
                                                                                                                ============
                   Class C -- Based on net assets of $1,661,280 and 159,756 shares of
                   beneficial interest outstanding                                                                    $10.40
                                                                                                                ============
                   Class D -- Based on net assets of $3,554,238 and 341,966 shares
                   of beneficial interest outstanding                                                                 $10.39
                                                                                                                ============

                   See Notes to Financial Statements.






Statement of Operations
                                                                                                  For the Six Months Ended
                                                                                                      January 31, 1998

Investment Income     Interest and amortization of premium and discount earned                                  $2,313,283
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                       $226,063
                      Account maintenance and distribution fees -- Class B (Note 2)            162,074
                      Professional fees                                                         27,551
                      Accounting services (Note 2)                                              24,449
                      Printing and shareholder reports                                          22,341
                      Transfer agent fees -- Class B (Note 2)                                   18,659
                      Registration fees                                                          5,488
                      Account maintenance and distribution fees -- Class C (Note 2)              4,676
                      Pricing fees                                                               3,491
                      Custodian fees                                                             2,977
                      Transfer agent fees -- Class A (Note 2)                                    2,949
                      Amortization of organization expenses (Note 1e)                            2,448
                      Trustees' fees and expenses                                                2,283
                      Account maintenance fees -- Class D (Note 2)                               1,729
                      Transfer agent fees -- Class D (Note 2)                                      841
                      Transfer agent fees -- Class C (Note 2)                                      501
                      Other                                                                      1,681
                                                                                           -----------
                      Total expenses before reimbursement                                      510,201
                      Reimbursement of expenses (Note 2)                                       (26,354)
                                                                                           -----------
                      Total expenses after reimbursement                                                           483,847
                                                                                                               -----------
                      Investment income -- net                                                                   1,829,436
                                                                                                               -----------

Realized &            Realized gain on investments -- net                                                          223,852
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                      269,493
Investments -- Net                                                                                             -----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                      $2,322,781
                                                                                                               ===========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                               For the Six          For the
                                                                                               Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                             Jan. 31, 1998     July 31, 1997

Operations:            Investment income -- net                                                 $1,829,436         $4,001,677
                       Realized gain on investments -- net                                         223,852            333,178
                       Change in unrealized appreciation on investments -- net                     269,493          3,032,220
                                                                                               -----------        -----------
                       Net increase in net assets resulting from operations                      2,322,781          7,367,075
                                                                                               -----------        -----------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                    (299,666)          (601,588)
(Note 1f):             Class B                                                                  (1,412,813)        (3,179,093)
                       Class C                                                                     (33,110)           (76,539)
                       Class D                                                                     (83,847)          (144,457)
                                                                                               -----------        -----------
                       Net decrease in net assets resulting from dividends to shareholders      (1,829,436)        (4,001,677)
                                                                                               -----------        -----------

Beneficial Interest    Net decrease in net assets derived from beneficial interest transactions    (70,326)        (4,496,313)
Transactions                                                                                   -----------        -----------
(Note 4):

Net Assets:            Total increase (decrease) in net assets                                     423,019         (1,130,915)
                       Beginning of period                                                      81,819,840         82,950,755
                                                                                               -----------        -----------
                       End of period                                                           $82,242,859        $81,819,840
                                                                                               ===========        ===========

                       See Notes to Financial Statements.






Financial Highlights
                                                                                            Class A

                                                                  For the
                                                                   Six
The following per share data and ratios have been derived         Months
from information provided in the financial statements.            Ended
                                                                 Jan. 31,               For the Year Ended July 31,
                                                                   1998          1997         1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period        $10.34         $9.92        $9.85       $9.84      $10.29
Operating                                                     ---------     ---------    ---------   ---------   ---------
Performance:         Investment income -- net                       .25           .52          .54         .53         .53
                     Realized and unrealized gain (loss) on
                     investments -- net                             .06           .42          .07         .01        (.40)
                                                              ---------     ---------    ---------   ---------   ---------
                     Total from investment operations               .31           .94          .61         .54         .13
                                                              ---------     ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                      (.25)         (.52)        (.54)       (.53)       (.53)
                     In excess of realized gain on
                     investments -- net                              --            --           --          --        (.05)
                                                              ---------     ---------    ---------   ---------   ---------
                     Total dividends and distributions             (.25)         (.52)        (.54)       (.53)       (.58)
                                                              ---------     ---------    ---------   ---------   ---------
                     Net asset value, end of period              $10.40        $10.34        $9.92       $9.85       $9.84
                                                              =========     =========    =========   =========   =========

Total Investment     Based on net asset value per share            3.09%++++     9.79%        6.25%       5.79%       1.22%
Return:**                                                     =========     =========    =========   =========   =========

Ratios to            Expenses, net of reimbursement                 .76%*         .57%         .49%        .50%        .31%
Average                                                       =========     =========    =========   =========   =========
Net Assets:          Expenses                                       .82%*         .80%         .82%        .88%       1.00%
                                                              =========     =========    =========   =========   =========
                     Investment income -- net                      4.87%*        5.21%        5.35%       5.57%       5.18%
                                                              =========     =========    =========   =========   =========

Supplemental         Net assets, end of period (in thousands)   $12,757       $11,841      $11,468     $11,838     $15,064
Data:                                                         =========     =========    =========   =========   =========
                     Portfolio turnover                           23.92%        35.09%       69.34%     123.61%      71.70%
                                                              =========     =========    =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                            Class B

                                                                  For the
                                                                   Six
The following per share data and ratios have been derived         Months
from information provided in the financial statements.            Ended
                                                                 Jan. 31,               For the Year Ended July 31,
                                                                   1998          1997         1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period        $10.34         $9.92        $9.85       $9.84      $10.29
Operating                                                     ---------     ---------    ---------   ---------   ---------
Performance:         Investment income -- net                       .23           .47          .49         .49         .48
                     Realized and unrealized gain (loss) on
                     investments -- net                             .06           .42          .07         .01        (.40)
                                                              ---------     ---------    ---------   ---------   ---------
                     Total from investment operations               .29           .89          .56         .50         .08
                                                              ---------     ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                      (.23)         (.47)        (.49)       (.49)       (.48)
                     In excess of realized gain on
                     investments -- net                              --            --           --          --        (.05)
                                                              ---------     ---------    ---------   ---------   ---------
                     Total dividends and distributions             (.23)         (.47)        (.49)       (.49)       (.53)
                                                              ---------     ---------    ---------   ---------   ---------
                     Net asset value, end of period              $10.40        $10.34        $9.92       $9.85       $9.84
                                                              =========     =========    =========   =========   =========
Total Investment     Based on net asset value per share            2.82%++++     9.23%        5.70%       5.25%        .71%
Return:**                                                     =========     =========    =========   =========   =========

Ratios to            Expenses, net of reimbursement                1.27%*        1.08%        1.00%       1.02%        .81%
Average                                                       =========     =========    =========   =========   =========
Net Assets:          Expenses                                      1.33%*        1.31%        1.33%       1.40%       1.51%
                                                              =========     =========    =========   =========   =========
                     Investment income -- net                      4.36%*        4.70%        4.84%       5.05%       4.68%
                                                              =========     =========    =========   =========   =========

Supplemental         Net assets, end of period (in thousands)   $64,271       $65,166      $67,770     $60,699     $59,049
Data:                                                         =========     =========    =========   =========   =========
                     Portfolio turnover                           23.92%        35.09%       69.34%     123.61%      71.70%
                                                              =========     =========    =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                                Class C

                                                                           For the                                 For the
                                                                             Six                                   Period
The following per share data and ratios have been derived                   Months            For the Year         Oct. 21,
from information provided in the financial statements.                      Ended                Ended             1994+ to
                                                                           Jan. 31,             July 31,           July 31,
                                                                             1998          1997          1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $10.33         $9.92         $9.85       $9.44
Operating                                                               ---------     ---------     ---------   ---------
Performance:         Investment income -- net                                 .22           .46           .48         .37
                     Realized and unrealized gain on investments -- net       .07           .41           .07         .41
                                                                        ---------     ---------     ---------   ---------
                     Total from investment operations                         .29           .87           .55         .78
                                                                        ---------     ---------     ---------   ---------
                     Less dividends from investment income -- net            (.22)         (.46)         (.48)       (.37)
                                                                        ---------     ---------     ---------   ---------
                     Net asset value, end of period                        $10.40        $10.33         $9.92       $9.85
                                                                        =========     =========     =========   =========

Total Investment     Based on net asset value per share                      2.87%++++     9.01%         5.59%       8.39%++++
Return:**                                                               =========     =========     =========   =========

Ratios to            Expenses, net of reimbursement                          1.38%*        1.18%         1.11%       1.16%*
Average Net                                                             =========     =========     =========   =========
Assets:              Expenses                                                1.44%*        1.41%         1.43%       1.51%*
                                                                        =========     =========     =========   =========
                     Investment income -- net                                4.25%*        4.60%         4.73%       4.91%*
                                                                        =========     =========     =========   =========

Supplemental         Net assets, end of period (in thousands)              $1,661        $1,319        $1,871        $839
Data:                                                                   =========     =========     =========   =========
                     Portfolio turnover                                     23.92%        35.09%        69.34%     123.61%
                                                                        =========     =========     =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                                  Class D

                                                                             For the                                 For the
                                                                               Six                                   Period
The following per share data and ratios have been derived                     Months            For the Year         Oct. 21,
from information provided in the financial statements.                        Ended                Ended             1994+ to
                                                                             Jan. 31,             July 31,           July 31,
                                                                               1998          1997          1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                    $10.33         $9.91         $9.85       $9.44
Operating                                                                 ---------     ---------     ---------   ---------
Performance:         Investment income -- net                                   .25           .51           .53         .41
                     Realized and unrealized gain on investments -- net         .06           .42           .06         .41
                                                                          ---------     ---------     ---------   ---------
                     Total from investment operations                           .31           .93           .59         .82
                                                                          ---------     ---------     ---------   ---------
                     Less dividends from investment income -- net              (.25)         (.51)         (.53)       (.41)
                                                                          ---------     ---------     ---------   ---------
                     Net asset value, end of period                          $10.39        $10.33         $9.91       $9.85
                                                                          =========     =========     =========   =========

Total Investment     Based on net asset value per share                        3.04%++++     9.69%         6.04%       8.84%++++
Return:**                                                                 =========     =========     =========   =========

Ratios to            Expenses, net of reimbursement                             .86%*         .68%          .59%        .63%*
Average Net                                                               =========     =========     =========   =========
Assets:              Expenses                                                   .92%*         .90%          .91%        .98%*
                                                                          =========     =========     =========   =========
                     Investment income -- net                                  4.77%*        5.11%         5.24%       5.46%*
                                                                          =========     =========     =========   =========

Supplemental         Net assets, end of period (in thousands)                $3,554        $3,494        $1,842      $1,045
Data:                                                                     =========     =========     =========   =========
                     Portfolio turnover                                       23.92%        35.09%        69.34%     123.61%
                                                                          =========     =========     =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Michigan Municipal Bond Fund          January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Michigan Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized gains are due primarily to differing tax treatments for futures transactions and postOctober losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund had also entered into a Distribution Agreement and Distribution Plans with Merill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1998, FAM earned fees of $226,063, of which $26,354 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account                 Distribution
                        Maintenance Fee                 Fee

Class B                      0.25%                     0.25%
Class C                      0.25%                     0.35%
Class D                      0.10%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                     MLPF&S

Class A                       $160                     $1,880
Class D                       $688                     $7,546

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $42,055 and $60 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $18,549,628 and $21,544,517, respectively.

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

                                         Realized       Unrealized
                                     Gains (Losses)       Gains

Long-term investments                   $497,662        $5,375,729
Financial futures contracts             (273,810)               --
                                    ------------      ------------
Total                                   $223,852        $5,375,729
                                    ============      ============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,375,729, of which $5,448,503 is related to appreciated securities and $72,774 related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $75,744,015.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $70,326 and $4,496,313 for the six months ended
January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                       Dollar
Ended January 31, 1998                  Shares          Amount

Shares sold                             159,574      $1,643,213
Shares issued to shareholders
in reinvestment of dividends             15,485         159,198
                                   ------------    ------------
Total issued                            175,059       1,802,411
Shares redeemed                         (94,040)       (964,972)
                                   ------------    ------------
Net increase                             81,019        $837,439
                                   ============    ============

Class A Shares for the Year                             Dollar
Ended July 31, 1997                     Shares          Amount

Shares sold                             483,321      $4,874,526
Shares issued to shareholders
in reinvestment of dividends             25,021         251,502
                                   ------------    ------------
Total issued                            508,342       5,126,028
Shares redeemed                        (519,261)     (5,217,145)
                                   ------------    ------------
Net decrease                            (10,919)       $(91,117)
                                   ============    ============

Class B Shares for the Six Months                       Dollar
Ended January 31, 1998                  Shares          Amount

Shares sold                             440,589      $4,530,254
Shares issued to shareholders
in reinvestment of dividends             50,122         515,034
                                   ------------    ------------
Total issued                            490,711       5,045,288
Shares redeemed                        (615,544)     (6,320,743)
                                   ------------    ------------
Net decrease                           (124,833)    $(1,275,455)
                                   ============    ============

Class B Shares for the Year                             Dollar
Ended July 31, 1997                     Shares          Amount

Shares sold                           1,103,009     $11,073,322
Shares issued to shareholders
in reinvestment of dividends            109,610       1,101,486
                                   ------------    ------------
Total issued                          1,212,619      12,174,808
Automatic conversion
of shares                                (4,964)        (50,214)
Shares redeemed                      (1,737,143)    (17,450,691)
                                   ------------    ------------
Net decrease                           (529,488)    $(5,326,097)
                                   ============    ============

Class C Shares for the Six Months                       Dollar
Ended January 31, 1998                  Shares          Amount

Shares sold                              39,570        $404,099
Shares issued to shareholders
in reinvestment of dividends              2,520          25,907
                                   ------------    ------------
Total issued                             42,090         430,006
Shares redeemed                          (9,969)       (102,164)
                                   ------------    ------------
Net increase                             32,121        $327,842
                                   ============    ============

Class C Shares for the Year                             Dollar
Ended July 31, 1997                     Shares          Amount

Shares sold                              32,794        $328,330
Shares issued to shareholders
in reinvestment of dividends              5,628          56,537
                                   ------------    ------------
Total issued                             38,422         384,867
Shares redeemed                         (99,477)       (999,434)
                                   ------------    ------------
Net decrease                            (61,055)      $(614,567)
                                   ============    ============

Class D Shares for the Six Months                       Dollar
Ended January 31, 1998                  Shares          Amount

Shares sold                              29,292        $303,004
Shares issued to shareholders
in reinvestment of dividends              7,486          76,711
                                   ------------    ------------
Total issued                             36,778         379,715
Shares redeemed                         (33,114)       (339,867)
                                   ------------    ------------
Net increase                              3,664         $39,848
                                   ============    ============

Class D Shares for the Year                             Dollar
Ended July 31, 1997                     Shares          Amount

Shares sold                             186,467      $1,876,970
Automatic conversion
of shares                                 4,964          50,214
Shares issued to shareholders
in reinvestment of dividends              8,107          81,472
                                   ------------    ------------
Total issued                            199,538       2,008,656
Shares redeemed                         (47,123)       (473,188)
                                   ------------    ------------
Net increase                            152,415      $1,535,468
                                   ============    ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a capital loss carry-forward of approximately $3,382,000, of which $1,891,000 expires in 2003, $1,034,000 expires in 2004 and $457,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863